UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2018 (November 16, 2018)

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GRAY TELEVISION, INC.

(Exact Name of Registrant as Specified in Its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	001-13796 (Commission File Number)	58-0285030 (IRS Employer Identification No.)

4370 Peachtree Road, NE, Atlanta, GA 30319 (Address of Principal Executive Office)

Registrant’s telephone number, including area code (404) 504 - 9828

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 16, 2018, Gray Escrow, Inc. (the “Escrow Issuer”), a special purpose wholly owned subsidiary of Gray Television, Inc. (“Gray”, “we” or the “Company”) issued $750,000,000 in aggregate principal amount of its 7.000% Senior Notes due 2027 (the “Notes”) pursuant to an indenture, dated as of November 16, 2018, between the Escrow Issuer, Gray and U.S. Bank National Association, as trustee (the “Indenture”). The Notes were issued at 100.000% of par. The Notes were offered and sold pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”).

The Notes were issued to finance, together with cash on hand and certain anticipated debt facilities and indebtedness of the Company, the pending acquisition of Raycom Media, Inc. (the “Raycom Merger”). If the Raycom Merger is consummated and certain other conditions are satisfied, the net proceeds from this issuance of Notes will be released from escrow to fund the Raycom Merger, the Escrow Issuer will merge with and into the Company and the Company will become the primary obligor under the Notes (such event, the “Escrow Release”). If the Escrow Release does not occur before the outside date specified in the Indenture, the Escrow Issuer will redeem the Notes with the proceeds from this issuance of Notes held in escrow (the “Special Mandatory Redemption”). If a Special Mandatory Redemption occurs, we have agreed to guarantee the Escrow Issuer’s obligation to pay accrued interest on the Notes from November 16, 2018 to the date of the Special Mandatory Redemption, in an amount not to exceed $48,000,000.

The terms of the Notes are governed by the Indenture. The Indenture contains covenants that, upon the Escrow Release, limit the ability of the Company and any guarantors to, among other things, (i) incur additional indebtedness; (ii) pay dividends on or make distributions in respect of capital stock or make certain other restricted payments or investments; (iii) enter into certain transactions with affiliates of the Company; (iv) enter into certain transactions that restrict distributions from restricted subsidiaries; (v) sell or otherwise dispose of assets; (vi) create or incur liens; merge, consolidate or sell all or substantially all of the Company’s assets; (vii) place restrictions on the ability of subsidiaries to pay dividends or make other payments to the Company; and (viii) designate the Company’s subsidiaries as unrestricted subsidiaries. These covenants are subject to a number of important exceptions and qualifications.

The Indenture contains customary events of default, including, among other things, (i) failure to make required payments; (ii) failure to comply with certain agreements or covenants; (iii) failure to pay certain other indebtedness; (iv) certain events of bankruptcy and insolvency; (v) failure to pay certain judgments and (vi) failure by the Company to pay any amounts due in the event of a Special Mandatory Redemption. An event of default under the Indenture will allow either the Trustee or the holders of at least 25% in aggregate principal amount of the then-outstanding series of notes, as applicable, issued under such Indenture to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the applicable series of notes.

The Notes mature on May 15, 2027. Interest accrues on the Notes from November 16, 2018, and is payable semiannually, on May 15 and November 15 of each year, beginning on May 15, 2019. We may redeem some or all of the Notes at any time after May 15, 2022 at redemption prices specified in the Indenture. We may also redeem up to 35% of the aggregate principal amount of the Notes at 107.000% before November 15, 2021 using the net cash proceeds from certain equity offerings. In addition, we may redeem some or all of the Notes at any time prior to May 15, 2022 at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, plus a make whole premium set forth in the Indenture. If we sell certain of our assets or experience specific kinds of changes of control, we must offer to repurchase the Notes.

A copy of the Indenture is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 4.1 and is incorporated by reference herein. The Form of Notes, attached to the Indenture as Exhibit A, is attached to this Report as Exhibit 4.2 and is incorporated by reference herein. The foregoing description of the Notes and the Indenture is qualified in its entirety by reference to the complete text of the Indenture.

Upon the Escrow Release, the Notes will be jointly and severally and fully and unconditionally guaranteed on a senior unsecured basis by each of the Company’s then-existing and future restricted subsidiaries, other than any restricted subsidiary of the Company that does not guarantee the Company’s then-existing senior secured credit facilities or any permitted refinancing thereof (the “Guarantors”). Upon the Escrow Release, the Notes and related guarantees will be Gray’s and the Guarantors’ senior unsecured obligations. Upon the Escrow Release, the Notes and guarantees will rank:

●	equally in right of payment with all of Gray’s and the Guarantors’ existing and future senior unsecured debt;

●	senior in right of payment to all of Gray’s and the Guarantors’ existing and future subordinated debt;

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effectively junior to any of Gray’s and the Guarantors’ existing and future secured debt (including under the Company’s senior credit facility) to the extent of the value of the assets securing such debt; and

●	structurally junior to any debt and liabilities of Gray’s subsidiaries, if any, that do not guarantee the Notes.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated by reference.

Item 8.01 Other Events.

On November 16, 2018, Gray issued a press release (the “Closing Press Release”) announcing the closing of the sale of the Notes.

A copy of the Closing Press Release is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit
4.1	Indenture, dated as of November 16, 2018, by and among Gray Escrow, Inc., Gray Television, Inc. and U.S. Bank National Association, as Trustee.
4.2	Form of 7.000% Senior Note due 2027 (included in Exhibit 4.1).
99.1	Press release, dated November 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAY TELEVISION, INC.

Date: November 16, 2018	By:	/s/ James C. Ryan
James C. Ryan Executive Vice President and Chief Financial Officer